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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: OCTOBER 20, 1998

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                            OAK HILL FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     Ohio                       0-26876                   31-1010517
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(STATE OR OTHER          (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                      IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                              14621 State Route 93
                               Jackson, Ohio 45640
                                 (740) 286-3283
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER ITEMS.

         On October 20, 1998, Oak Hill Financial, Inc., an Ohio corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the Company to repurchase up to 175,000 shares of its outstanding common stock from time to time through December 31, 1999. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

          Exhibit No.                         Description

               99 Press release, dated October 20, 1998, entitled "Oak Hill Financial Announces Stock Buyback."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OAK HILL FINANCIAL, INC.


Date:  October 21, 1998                   By: /s/H. Tim Bichsel
                                             --------------------------
                                              H. Tim Bichsel, Secretary


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                                  EXHIBIT INDEX


             Exhibit No.            Description

                  99 Press release, dated October 20, 1998, entitled "Oak Hill Financial Announces Stock Buyback."


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